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                                                                   EXHIBIT 10.42


                    SUBORDINATION AND INTERCREDITOR AGREEMENT

     This Subordination and Intercreditor Agreement (this "Agreement") is dated as of October 12, 2005 by and among MANUFACTURERS AND TRADERS TRUST COMPANY ("Senior Agent"), AEA MEZZANINE FUNDING LLC ("AEAM Funding"), and AEA MEZZANINE (UNLEVERAGED) FUND LP (together with AEAM Funding, collectively, "Subordinated Lenders"), and the BORROWERS identified below.

                                   BACKGROUND

     Senior Agent (for itself and on behalf of the Senior Lenders) and Subordinated Lenders desire to set forth the relative priority of the repayment of the Senior Indebtedness and Subordinated Indebtedness and various other rights and claims associated therewith, as well as certain other agreements and undertakings between them.

                                   AGREEMENTS

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto covenant, promise and agree as follows:

     1. DEFINITIONS.

     1.1 GENERAL TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

     "BORROWERS" shall mean TB Wood's Incorporated, Plant Engineering Consultants, LLC and TB Wood's Enterprises, Inc. and their respective successors and assigns.

     "COLLATERAL" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by the Borrowers or any Obligor in or upon which Senior Agent (on behalf of the Senior Lenders) at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

     "CREDITOR AGREEMENTS" shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

     "CREDITOR" or "CREDITORS" shall mean, individually, any of the Senior Lenders (or, if applicable, the Senior Agent acting on their behalf) and Subordinated Lenders and their respective successors and assigns, and collectively, all of the Senior Lenders and Subordinated Lenders and their respective successors and assigns.

     "EVENT OF DEFAULT" shall have the meaning given to the term "Event of Default" in the Loan Agreement.

     "INSOLVENCY EVENT" shall have the meaning set forth in Section 2.4 hereof.

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     "LIEN" shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security including, without limitation, any conditional sale or other title retention agreement and the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

     "LOAN AGREEMENT" shall mean the Loan and Security Agreement, dated as of January 7, 2005 among Borrowers, the Guarantors defined therein, Senior Agent (identified therein as the Collateral Agent), Senior Lenders and other parties thereto, as the same has been amended by the First Amendment to Loan and Security Agreement, dated as of July 29, 2005 and as may be, in compliance with this Agreement, amended, supplemented, modified or restated from time to time.

     "NOTES" shall mean the notes issued from time to time by Borrowers to Senior Lenders (or, if applicable, to Senior Agent on their behalf) pursuant to the Loan Agreement, together with any extensions thereof, modifications or amendments thereto or replacements and substitutions therefor, and securities issued in exchange therefore, provided that such extensions, modifications, amendments, replacements and substitutions have been made in compliance with this Agreement.

     "OBLIGOR" shall mean any Person that owes payment or other performance of the obligation of a Borrower or Borrowers to a Creditor, has provided property to secure payment or other performance of such obligation, or is otherwise accountable in whole or in part for payment or other performance of such obligation through a guaranty or otherwise.

     "PAID IN FULL" or "PAYMENT IN FULL" means the final payment in full in cash (or another form acceptable to the Senior Lenders in their sole discretion) of the Notes and the termination of the lending commitments under the Senior Lending Agreements.

     "PERMITTED SUBORDINATED INDEBTEDNESS PAYMENTS" means (i) payments of Subordinated Indebtedness Costs and Expenses, (ii) subject to Sections 2.4 and
2.5 hereof, payments on or after the Subordinated Maturity Date (and Senior Lenders hereby covenant and agree not to enter into any agreement with any Borrower or other Obligor which would prohibit the Borrower or any other Obligor from making such payments on or after the Subordinated Maturity Date), and (iii) payments of regularly scheduled cash interest and default interest on the Subordinated Indebtedness due and payable on a non-accelerated basis, in each case in accordance with the terms of the Subordinated Lending Agreements, as in effect on the date hereof or as modified in accordance with the terms of this Agreement.

     "PERSON" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

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     "REORGANIZATION SUBORDINATED SECURITIES" shall mean any debt or equity securities of the Borrowers or any other Person that are distributed to any Subordinated Lender in respect of the Subordinated Indebtedness pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Indebtedness (or any debt or equity securities issued in substitution of all or any portion of the Senior Indebtedness) to at least the same extent as the Subordinated Indebtedness is subordinated to the Senior Indebtedness, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Indebtedness has at least the same benefit, but on a senior basis, of the obligation of such Person, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of the Senior Indebtedness.

     "SECURED LENDER REMEDIES" shall mean any action which results in or is intended to result in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the Uniform Commercial Code, such as, without limitation, the notification of account debtors.

     "SENIOR COVENANT DEFAULT" shall mean any "Event of Default" under the Senior Lending Agreements, other than a Senior Payment Default.

     "SENIOR INDEBTEDNESS" shall mean all Obligations (as defined in the Loan Agreement) of any kind owed by Borrowers or Obligors to Senior Agent or Senior Lenders from time to time under or pursuant to any of the Senior Lending Agreements, including, without limitation, all principal, interest, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower) chargeable to Borrowers or Obligors by Senior Agent or Senior Lenders under or pursuant to any of the Senior Lending Agreements, and further including all reimbursement and indemnity obligations owing to Senior Agent or Senior Lenders under or pursuant to any of the Senior Lending Agreements; provided, however, in no event (including, without limitation, for purposes of Section 4.3 and Section
10) shall the principal amount of the Senior Indebtedness exceed the sum of (i) the principal amount outstanding on the date hereof under the Notes and any unfunded loan commitments under the Senior Lending Agreements as in effect on the date hereof reduced by the amount of any payments and commitment reductions under the Senior Lending Agreements to the extent that such payments and reductions may not be reborrowed in accordance with the terms of the Senior Lending Agreements, plus (ii) $5,000,000.

     "SENIOR LENDING AGREEMENTS" shall mean collectively the Loan Agreement, the Notes and the Other Documents (as defined in the Loan Agreement), as the same may be amended, supplemented, modified or restated in compliance with the terms of this Agreement.

     "SENIOR PAYMENT DEFAULT" shall mean any "Event of Default" under the Senior Lending Agreements resulting from the breach by Borrowers of any obligation to make a payment of interest, principal or other monetary obligation to Senior Agent or Senior Lenders.

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     "SENIOR SUBORDINATED NOTES" shall mean the promissory notes issued by
Borrowers to Subordinated Lenders pursuant to the Subordinated Loan Agreement, together with any extensions thereof, modifications or amendments thereto or replacements and substitutions therefore, and securities issued in exchange therefor.

     "STANDSTILL NOTICE" shall have the meaning set forth in Section 2.2 hereof.

     "STANDSTILL PERIOD" shall have the meaning set forth in Section 2.2 hereof.

     "SUBORDINATED EVENT OF DEFAULT" shall mean an "Event of Default" as defined in the Subordinated Lending Agreements.

     "SUBORDINATED INDEBTEDNESS COSTS AND EXPENSES" means reasonable out-of-pocket costs, expenses and fees payable by the Borrowers to each Subordinated Lender pursuant to the terms of the Subordinated Lending Agreements as in effect on the date of this Agreement or as modified in accordance with the terms of this Agreement.

     "SUBORDINATED INDEBTEDNESS" shall mean all obligations, liabilities and indebtedness of any kind owed by Borrowers or Obligors to Subordinated Lenders from time to time under or pursuant to any of the Subordinated Lending Agreements, including, without limitation, all principal, interest, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower) chargeable to Borrowers or Obligors by Subordinated Lenders under or pursuant to any of the Subordinated Lending Agreements, and further including all reimbursement and indemnity obligations owing to Subordinated Lenders under or pursuant to any of the Subordinated Lending Agreements.

     "SUBORDINATED INDEBTEDNESS DEFAULT NOTICE" shall mean a written notice delivered by a Subordinated Lender to Senior Agent notifying Senior Agent that a Subordinated Event of Default has occurred and identifying the Subordinated Event(s) of Default.

     "SUBORDINATED LENDING AGREEMENTS" shall mean, collectively, the Subordinated Loan Agreement, the Senior Subordinated Notes, and the other Transaction Documents (as defined in the Subordinated Loan Agreement), each as from time to time in effect.

     "SUBORDINATED LOAN AGREEMENT" shall mean the Securities Purchase Agreement dated as of the date hereof among Borrowers, Subordinated Lenders and AEA Mezzanine Fund LP, as the same may be amended, supplemented, modified or restated from time to time.

     "SUBORDINATED MATURITY DATE" shall have the meaning given to the term "Maturity Date" in the Senior Subordinated Notes.

     1.2 OTHER TERMS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

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     1.3 CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and
"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof to the extent made in compliance with this Agreement.

     2. SUBORDINATION PROVISIONS.

     2.1 PAYMENTS. Notwithstanding any provision of the Subordinated Lending Agreements to the contrary, the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all Senior Indebtedness outstanding from time to time in accordance with the terms of this Agreement until such time as the Senior Indebtedness has been Paid in Full. Borrowers shall not make any payment of any kind, in cash, securities or other property (including any prepayment) on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been Paid in Full except with the prior written consent of Senior Agent which consent may be granted or withheld in the sole discretion of Senior Agent; provided, however, that so long as no Standstill Notice (as defined below) shall have been given by Senior Agent and be in effect, Borrowers may pay, and Subordinated Lenders may receive, Permitted Subordinated Indebtedness Payments, when due, on the Subordinated Indebtedness.

     2.2 STANDSTILL. Following the occurrence of an Event of Default under the Senior Lending Agreements and receipt by Subordinated Lenders of written notice from Senior Agent that such an Event of Default has occurred and that Senior Agent has elected to exercise its rights under this Section 2.2 (such notice, the "Standstill Notice"), Borrowers shall not make any payment of any kind on the Subordinated Indebtedness and Subordinated Lenders shall not be entitled to receive any such payment in respect of the Subordinated Indebtedness; provided, however, that notwithstanding the foregoing restriction, Borrowers may pay any then due and payable (on a non-accelerated basis) Permitted Subordinated Indebtedness Payments (including, without limitation, any and all such Permitted Subordinated Indebtedness Payments that came due after the receipt by Subordinated Lenders of such Standstill Notice but were not paid as a result of such receipt of such Standstill Notice) on the earlier to occur of (x) the date on which all such Events of Default specified in each Standstill Notice delivered in accordance with the terms hereof and then in effect shall have been cured or waived and (y) the expiration of a period of (i) 180 days in the case of a Senior Covenant Default (so long as no Standstill Notice in respect of a Senior Payment Default is not then in effect, it being understood that if such a Standstill Notice is then in effect payment may not be made until the expiration of the period covered by such Standstill Notice), or (ii) 360 days in the case of a Senior Payment Default from delivery of the Standstill Notice in respect of such Event of Default, subject in all cases, however, to Sections 2.4 and 2.5 below (a "Standstill Period"). Notwithstanding any provision of this Section 2.2 to the contrary, (i) no Borrower shall be prohibited from making, and no Subordinated Lender shall be prohibited from receiving and retaining, as a result of any Senior Covenant Default(s), Permitted Subordinated Indebtedness Payments for more than an aggregate of 180 days within any period of 365 consecutive days; (ii) no Senior Covenant Default existing on the date any Standstill Notice is given shall, unless the same shall have ceased to exist for a period of at least 90 consecutive days, be used as a basis for any subsequent Standstill Notice; (iii) not more than two (2) Standstill Notices in respect of Senior Covenant Defaults shall be given within any period of 365 consecutive days; and (iv) the failure of any Borrower to make any payment with respect to the Subordinated Indebtedness by reason of the operation of this Section 2.2 shall not be construed as preventing the occurrence of an Event of Default under the applicable Subordinated Lending Agreement.

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     2.3 LIMITATION ON ACCELERATION. Subordinated Lenders shall not be entitled to accelerate the maturity of the Subordinated Indebtedness, commence any action or proceeding to recover any amounts due or to become due with respect to the Subordinated Indebtedness or exercise any other rights or remedies in respect of the collection of the Subordinated Indebtedness during any Standstill Period. Subordinated Lenders may, subject, however, in all events to the foregoing limitation and to Section 2.2, only exercise any of the foregoing options, rights, or remedies upon the earliest to occur of the following: (i) acceleration of the Senior Indebtedness; (ii) the commencement of any Insolvency Event; or (iii) the passage of one hundred twenty (120) days from delivery of a Subordinated Indebtedness Default Notice to Senior Agent (which notice may be given during any Standstill Period). Notwithstanding the foregoing, each Subordinated Lender may commence legal action to the extent (but only to such extent) necessary to toll the running of any applicable statute of limitation.

     2.4 PRIOR PAYMENT OF SENIOR INDEBTEDNESS IN BANKRUPTCY, ETC. In the event of any insolvency or bankruptcy proceedings relative to a Borrower or an Obligor, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of a Borrower or Obligor, or distribution or marshalling of a Borrower's or an Obligor's assets, or any composition with creditors of a Borrower, whether or not involving insolvency or bankruptcy, or if a Borrower shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Insolvency Event"), then all Senior Indebtedness shall be Paid in Full before any payment of any kind shall be made on account of any Subordinated Indebtedness; provided, however, that Subordinated Lender shall not be prohibited by the provisions hereof from receiving a distribution of Reorganization Subordinated Securities. Any such payment resulting from an Insolvency Event which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Senior Agent for the benefit of Senior Lenders until all Senior Indebtedness shall have been Paid in Full. Following the Payment in Full of the Senior Indebtedness, any payment of any kind which may be payable or deliverable in respect of the Subordinated Indebtedness shall be paid or delivered directly to the Subordinated Lenders for application in satisfaction of the Subordinated Indebtedness until such time as all the Subordinated Indebtedness shall have been paid in full in cash or another form acceptable to the Subordinated Lenders.

     2.5 ACCELERATION. In the event that the Senior Indebtedness becomes due and payable, whether by acceleration, maturity or otherwise, no payment of any kind shall thereafter be made on account of the Subordinated Indebtedness until all Senior Indebtedness shall be Paid in Full; provided, however, if such acceleration or other event is rescinded or no longer in effect, payments in respect of the Subordinated Indebtedness (including, without limitations, payments that were not paid as a result of the provisions of this Section 2.5) may be made in accordance with the terms of this Agreement.

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     2.6 POWER OF ATTORNEY. In the event that a Subordinated Lenders fail to file a proof of claim with respect to the Subordinated Indebtedness in any bankruptcy or insolvency proceeding relative to a Borrower prior to the date which is ten (10) days prior to any claims bar date in such proceeding, Senior Agent or any person whom it may designate may, but shall not be obligated to, file such proofs of claim with respect to the Subordinated Indebtedness held by Subordinated Lenders and Subordinated Lenders hereby irrevocably appoint Senior Agent or any such designee attorney in fact for such Subordinated Lenders with full power to act in the place and stead of such Subordinated Lenders for such purpose and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness. Borrowers and Subordinated Lenders will execute and deliver to Senior Agent such instruments as may be required by Senior Agent to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time after the occurrence of an Insolvency Event. Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, Subordinated Lenders shall at all times (prior to the exercise by Senior Agent or its designee of the rights of Senior Agent to file a proof of claim with respect to the Subordinated Indebtedness as provided for in this paragraph) have the right to file its own proof of claim with respect to the Subordinated Indebtedness and shall at all times have the right to exercise in its sole discretion any voting rights that may arise in any such bankruptcy or insolvency proceedings with respect to the Subordinated Indebtedness and/or as a result of the filing of any proof of claim with respect to the Subordinated Indebtedness (including, without limitation, any proof of claim filed by Senior Agent or its designee under the provisions of this paragraph) in any such proceeding.

     2.7 PAYMENTS HELD IN TRUST. If any payment in respect of the Subordinated Indebtedness or the proceeds of any Collateral be collected or received by Subordinated Lenders at a time when Subordinated Lender is not permitted to receive any such payment or proceeds pursuant to the terms of this Agreement, then Subordinated Lenders will forthwith deliver, or cause to be delivered, the same to Senior Agent in precisely the form held by Subordinated Lenders (except for any necessary endorsement) and until so delivered, the same shall be held in trust by Subordinated Lenders as the property of Senior Agent.

     2.8 SUBROGATION. Subject to the prior payment in full in cash of the Senior Indebtedness, to the extent that Senior Agent has received any payment on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, the rights of the Subordinated Lenders, to the extent permitted by applicable law or principles of equity, shall be subrogated to the then or thereafter rights of Senior Lenders including, without limitation, the right to receive any payment made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be Paid in Full; and, for the purposes of such subrogation, no payment to Senior Agent or Senior Lenders to which the Subordinated Lenders would be entitled except for the provisions of this Agreement shall, as between Borrowers, their respective creditors (other than Senior Lenders) and Subordinated Lenders, be deemed to be a payment by Borrowers to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lenders on the one hand, and Senior Lenders on the other hand.

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     2.9 SCOPE OF SUBORDINATION. The provisions of this Agreement are solely to define the relative rights of any holder of Subordinated Indebtedness and Senior Agent and Senior Lenders. Nothing in this Agreement shall impair, as between Borrowers and Subordinated Lenders, the joint and several, unconditional and absolute obligation of Borrowers to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Note and Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of Senior Agent and Senior Lenders under this Agreement.

     3. SECURITY.

     3.1 STATUS. Subordinated Lenders acknowledge and agree that Senior Agent, for the benefit of Senior Lenders, holds a security interest or lien in the Collateral. Subordinated Lenders represent that they do not hold any lien or security interest in any of the Collateral and covenant and agree that unless first obtaining the written consent of Senior Agent (and not -withstanding any other provision of this Agreement) they shall not at any time receive, obtain or hold a lien or security interest of any kind in all or any portion of the Collateral; provided, however, that the foregoing shall not, subject to Section
2.3 hereof, be deemed to prohibit Subordinated Lenders from commencing an action or other legal proceeding and obtaining a judgment in connection therewith.

     3.2 PERFECTION. Subordinated Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Senior Agent in the Collateral and that as between Senior Agent and Senior Lenders on the one hand, and Subordinated Lenders on the other hand, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Senior Agent securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

     3.3 MANAGEMENT OF COLLATERAL. Until all amounts owing upon Senior Indebtedness shall have been Paid in Full, Senior Agent and Senior Lenders shall have the exclusive right to manage, perform and enforce the terms of the Senior Lending Agreements (including without limitation making all lending decisions and taking all action with respect to the Collateral) and to exercise and enforce (or refrain from enforcing) all privileges and rights thereunder according to its discretion and exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral, hold, apply, or release to Obligors proceeds (including insurance proceeds) of Collateral, and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate or otherwise enforce their rights as to any or all Collateral.

     3.4 NOTICE AND WAIVER OF MARSHALLING. Subordinated Lenders hereby waive any right to compel any marshaling of any of the Collateral. Senior Agent shall have the right, subject only to the terms of the Senior Lending Agreements and any applicable law, to proceed against any and all Collateral in any order and apply, in its discretion, proceeds of Collateral (unless released, in Senior Agent's discretion, to Obligors) in any order to the Senior Indebtedness.

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     4. MISCELLANEOUS.

     4.1 PROVISIONS OF SUBORDINATED NOTES. From and after the date hereof, Borrowers and Subordinated Lenders shall cause the Senior Subordinated Notes to contain a provision to the following effect:

         "This Note is subject to the Subordination and Intercreditor Agreement, dated as of October 12, 2005, among Manufacturers and Traders Trust Company, as the Senior Agent, and AEA Mezzanine Funding LLC and AEA Mezzanine (Unleveraged) Fund LP, as Subordinated Lenders, and TB Wood's Incorporated, Plant Engineering Consultants, LLC and TB Wood's Enterprises, Inc., as the Borrowers, under which this Note and the Borrowers' obligations hereunder, as well as any lien of Subordinated Lenders in any property securing this Note, are subordinated in the manner and to the extent set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein."

Proof of compliance with the foregoing shall be promptly given to Senior Agent.

     4.2 SURVIVAL OF RIGHTS. The right of Senior Agent to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Borrowers, Senior Agent or Senior Lenders, including without limitation, forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Borrowers with such provisions, regardless of the actual or imputed knowledge of Senior Agent or Senior Lenders. No amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness in compliance with this Agreement or the Subordinated Indebtedness, or any action or inaction which Senior Agent may take or fail to take in respect of the any Senior Lending Agreements or any action or inaction (including without limitation any disposition or release of any Collateral), or any action or inaction which Subordinated Lender may take following a Standstill Period, shall alter, impair or affect the subordination provisions or other terms of this Agreement.

     4.3 BANKRUPTCY FINANCING ISSUES. This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against a Borrower or an Obligor under the United States Bankruptcy Code or in respect of any receivership proceeding under any state or federal law (any such bankruptcy, reorganization or receivership, a "Proceeding"), including all converted or succeeding cases in respect thereof. All references herein to any Borrower or any Obligor shall be deemed to apply to such Person as debtor-in-possession and to a trustee for such Person. If a Borrower or any Obligor shall become subject to a Proceeding, and Senior Agent/Senior Lenders shall desire to permit the use of cash collateral or to provide post-Petition financing from Senior Lenders, any such financing shall be treated as creating Senior Indebtedness and all Liens of Senior Agent, whether created before or after the commencement of any such Proceeding shall secure and continue to secure all such Senior Indebtedness.

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     4.4 NO AMENDMENT OF SUBORDINATED LENDING AGREEMENTS. Until the Senior
Indebtedness has been Paid in Full, neither Borrowers nor Subordinated Lenders shall, without the prior written consent of Senior Agent, (1) enter into any amendment to or modification of any Subordinated Lending Agreements which (a) increases the maximum principal amount or interest rate thereunder, (b) adds any new "event of default" thereunder or (c) advances the maturity of the Subordinated Indebtedness, or (d) makes more restrictive any financial covenant contained therein, or (2) enter into any amendment to or modification of any Subordinated Lending Agreement which causes any other covenant or agreement of Borrowers thereunder to be more restrictive than the terms of the Senior Lending Agreements. Notwithstanding the foregoing to the contrary, Subordinated Lenders may modify the covenants set forth in the Subordinated Loan Agreement in a manner which is consistent with or conforms to amendments or modifications made in the Loan Agreement, and which in the case of the financial covenants set forth in Section 9.8 of the Subordinated Loan Agreement, preserves the proportional difference between such covenant requirements, as the case may be, and the requirements of the corresponding financial covenants, as the case may be, set forth in the Loan Agreement.

     4.5 AMENDMENTS TO SENIOR LENDING AGREEMENTS. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Senior Agent or Senior Lenders to waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Senior Agent or Senior Lenders and Borrowers shall mutually determine, and none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Subordinated Indebtedness; provided, however, that in no event shall any amendment or modification (a) cause the principal amount of the Senior Indebtedness owing by the Borrowers to exceed the amount set forth in the proviso of the definition of "Senior Indebtedness," (b) (apart from the imposition of the default rate in accordance with the terms of the Senior Lending Agreements) increase the interest rate with respect to the Senior Indebtedness by more than 150 basis points, (c) extend the final maturity of the Senior Indebtedness by more than two (2) years, (d) shorten the time of payment with respect to any principal amount of the Senior Indebtedness, or (e) prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to, the Subordinated Indebtedness, in a manner that is more restrictive than the prohibitions and restrictions contained in the Senior Lending Agreements as in effect on the date hereof.

     4.6 NOTICES. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) upon actual receipt thereof when sent, by a recognized overnight delivery service or (c) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

         Notices shall be addressed as follows:

If to Senior Agent:                       Manufacturers and Traders Trust Company
                                          601 Dresher Road, Third Floor
                                          Horsham, PA  19044
                                          Attention:     Mr. James P. Zicolello, Vice President
                                          Facsimile:     215-956-7081

With a copy to:                           Blank Rome LLP
                                          One Logan Square
                                          Philadelphia, PA  19103
                                          Attention:     Harvey I. Forman, Esquire
                                          Facsimile:     215-569-5522

If to Subordinated Lenders:               AEA Mezzanine Funding LLC
                                          c/o AEA Mezzanine Partners LP
                                          c/o AEA Mezzanine Management LP
                                          200 First Stamford Place
                                          Stamford, Connecticut 06902
                                          Fax No.: (203) 564-2661
                                          Attention:  Joseph D. Carrabino, Jr.
                                          AEA Mezzanine (Unleveraged) Fund LP
                                          c/o AEA Mezzanine Partners LP
                                          c/o AEA Mezzanine Management LP
                                          200 First Stamford Place
                                          Stamford, Connecticut 06902
                                          Fax No.: (203) 564-2661
                                          Attention:  Joseph D. Carrabino, Jr.

in each case, with a copy to:             Morrison Cohen LLP
                                          909 Third Avenue
                                          New York, New York  10022
                                          Fax No.: (212) 735-8708
                                          Attention:  David A. Scherl, Esq.

If to the Borrowers:                      c/o TB Wood's Corporation
                                          440 North Fifth Avenue
                                          Chambersburg, PA  17201-1778
                                          Fax No.: (717) 264-2869
                                          Attention: William T. Fejes, Jr.

with a copy to:                           Dechert LLP
                                          4000 Bell Atlantic Tower
                                          1717 Arch Street
                                          Philadelphia, PA  19103
                                          Fax No.: (215) 994-2222
                                          Attention:  David Schulman, Esq.

     4.7 BINDING EFFECT; OTHER. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been Paid in Full, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof of any amount paid by or on behalf of Borrowers with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for a Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. A Subordinated Lender shall not sell or assign its interest in the Subordinated Lending Agreements to any person other than to an affiliate of the Subordinated Lender, a fund under management by the Subordinated Lender or another Subordinated Lender except as provided for and permitted under Section 5.1 below. Any waiver hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. Any amendment hereunder must be evidenced by a signed writing of all of the parties hereto. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

     5. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS.

     5.1 SUBORDINATED LENDER REPRESENTATIONS. Subordinated Lenders represent and warrant to Senior Lenders that Subordinated Lenders and AEA Mezzanine Fund LP are the sole holders of the Subordinated Indebtedness and that a full and current copy of all Subordinated Lending Agreements has been delivered to Senior Agent. Subordinated Lenders agree that they shall not assign or transfer any of the Subordinated Indebtedness (except for any assignment or transfer to an affiliate of Subordinated Lender, or a fund under management by Subordinated Lender) without (i) prior notice thereof to Senior Agent and (ii) any such assignment or transfer being made expressly subject to the terms of this Agreement. Each Subordinated Lender further warrants to Senior Lenders that it has full right, power and authority to enter into this Agreement.

     5.2 SENIOR LENDER REPRESENTATIONS. Senior Agent and Senior Lenders represent and warrant to Subordinated Lenders that Senior Lenders are the holder of the Senior Indebtedness and Senior Agent is the holder of Liens which secure or will secure the Senior Indebtedness and that a full and current copy of the Loan Agreement and Notes has been delivered to Subordinated Lenders. Senior Lenders agree that if the Senior Lenders shall assign or transfer any of the Senior Indebtedness or Liens, (i) notice thereof shall be given to Subordinated Lender and (ii) such assignment or transfer shall be made expressly subject to the terms and provisions of this Agreement. Senior Agent further warrants to Subordinated Lenders that it has full right, power and authority to enter into this Agreement.

     6. PROCEEDINGS. ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA LOCATED IN MONTGOMERY COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA SITTING IN PHILADELPHIA, PENNSYLVANIA. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL OR NATIONALLY RECOGNIZED OVERNIGHT COURIER TO SUCH PARTY, AT THE ADDRESS SET FORTH IN SECTION 4.9 HEREOF.

     7. WAIVER OF JURY TRIAL. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH.

     8. BORROWERS' ACKNOWLEDGEMENT. Borrowers agree that (i) nothing contained in this Agreement shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between Borrowers and each Creditor except to the extent that payments to Subordinated Lenders may be restricted hereby and (ii) this Agreement is solely for the benefit of the Creditors and shall not give Borrowers, their respective successors or assigns, or any other person any rights with respect to any Creditor.

     9. RELATIONSHIP. Nothing herein contained is intended to create a joint venture or partnership between Subordinated Lenders and Senior Lenders (or Senior Agent) or (except to the extent payments or proceeds are to be held by Subordinated Lenders for the benefit of Senior Agent) a fiduciary relationship among such parties.

     10. REPLACEMENT FINANCING. In the event that Senior Lenders or Borrowers at any time terminate the financing arrangements with respect to the Senior Indebtedness, then the provisions hereof shall inure to the benefit of any financial institution(s) or other Person obtained by Borrowers to provide replacement financing for Borrowers and, in connection with such replacement financing, Subordinated Lenders shall, if requested by such replacement lender, execute with such replacement lender a subordination agreement on substantially the same terms and conditions of this Agreement. No financing documentation that replaces the Senior Lending Agreements and pursuant to which the Senior Indebtedness under the Senior Lending Agreements is refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time in compliance with this Agreement, shall, for the purposes hereof, contain, either initially or by amendment or other modification, any terms, conditions, covenants or defaults other than those which (a) exist at the time of such refinancing in the Senior Lending Agreements or (b) could be included in the Senior Lending Agreements by an amendment or other modification that would not be prohibited by the terms of this Agreement.

     11. MISCELLANEOUS. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous communications with respect hereto. No modification hereof shall be binding or enforceable unless signed by the party against whom enforcement may be sought.

     12. COUNTERPARTS; FACSIMILE. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Subordinated Lenders, Borrowers, and the Senior Agent have caused this Agreement to be executed as of the date first above written.

                                  SENIOR AGENT:

                                          MANUFACTURERS AND TRADERS TRUST
                                          COMPANY

                                          By:  _________________________________
                                               Name:
                                               Title:


                                          SUBORDINATED LENDERS:

                                          AEA MEZZANINE FUNDING LLC


                                          By:  _________________________________
                                               Name:  Joseph D. Carrabino, Jr.
                                               Title:  President

                                          AEA MEZZANINE (UNLEVERAGED)
                                          FUND LP

                                          By:  AEA Mezzanine Partners LP,
                                               its General Partner

                                          By:  AEA Mezzanine Management GP LLC,
                                               its General Partner

                                          By:  _________________________________
                                               Name:  Joseph D. Carrabino, Jr.
                                               Title:  President



                [FIRST SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

                                   BORROWERS:

                                          TB WOOD'S INCORPORATED


                                          By:  _________________________________
                                               Name:
                                               Title:


                                          PLANT ENGINEERING CONSULTANTS, LLC


                                          By:  _________________________________
                                               Name:
                                               Title:


                                          TB WOOD'S ENTERPRISES, INC.


                                          By:  _________________________________
                                               Name:
                                               Title:




               [SECOND SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

                                      S-2